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                                                                    EXHIBIT 99.1

                           STOCKHOLDERS' AGREEMENT

     STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of May 27, 1998, by and between Bowne & Co., Inc., a New York corporation ("Purchaser"), and R.R. Donnelley & Sons Company, a Delaware corporation ("Seller").

                                  RECITALS

     Concurrently herewith, Purchaser, DESI Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Purchaser ("Acquisition"), and Donnelley Enterprise Solutions Incorporated (the "Company"), a Delaware corporation, are entering into an Agreement and Plan of Merger of even date herewith attached hereto (the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement), pursuant to which Sub agrees to make a tender offer (the "Offer") for all outstanding shares of common stock, $.01 par value per share (the "Common Stock"), of the Company, at $21.00 per share (the "Offer Price"), net to the seller in cash, to be followed by a merger (the "Merger") of Sub with and into the Company.

     As a condition to their willingness to enter into the Merger Agreement and make the Offer, Purchaser and Sub have required that the Seller agree, and Seller has agreed, among other things, to tender in the Offer and to otherwise grant to Purchaser the Option and irrevocable proxy with respect to 2,140,000 shares of Common Stock together with any additional shares when and if they are acquired (such shares, and any additional shares when and if they are acquired, being referred to herein as the "Shares") on the terms and conditions provided for herein.

     The Board of Directors of the Company has approved the Purchaser becoming an "interested shareholder" for purposes of Section 203 of the Delaware General Corporation Law.

                                  AGREEMENT

     To implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

     1.   Option to Purchase Shares.

     1.1 Grant of Option. Seller hereby grants to Purchaser an irrevocable option (the "Option") to purchase all of the Shares at a purchase price of $21.00 per share (the "Exercise Price") in cash (subject to adjustment pursuant to Section 7 below) for each Share purchased.

     1.2 Exercise of Option. (a) Subject to applicable law (including Rule 10b-13 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), the Option may be exercised by Purchaser as to all of the Shares, at any time, commencing upon the Exercise Date and prior to the Expiration Date (as hereinafter defined). As used herein, the term "Exercise Date" means the first to occur of any of the following dates:



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           (i)  the Seller fails to perform any agreement or covenant of Seller contained herein; or

           (ii) the Merger Agreement is terminated and Purchaser is entitled to the payment of the fees or expenses pursuant to Section 8.6 of the Merger Agreement.

      As used herein, the term "Expiration Date" means the first to occur of any of the following dates:

           (1)  the Effective Time (as defined in the Merger Agreement);

           (2) 10 business days after the termination of the Merger Agreement in accordance with Article VIII of the Merger Agreement because the Federal Trade Commission, the Antitrust Division of the Department of Justice or any state, federal or foreign court or other governmental body of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

           (3) the earliest of (i) the consummation of a third party transaction that triggered the payment of the termination fee pursuant to
      Section 1.2 and (ii) the first anniversary of the date of the termination of the Merger Agreement, except as set forth in clause (2) above; or

           (4) written notice of termination of this Agreement by Purchaser to the Seller.

      (b) In the event Purchaser wishes to exercise the Option, Purchaser shall send a written notice to Seller of its intention to so exercise the Option (a "Notice"), specifying the place, time and date of the closing of such purchase (the "Closing"), which date shall not be less than two business days nor more than five business days from the date on which a Notice is delivered; provided, that the Closing shall be held only if such purchase would not otherwise then violate or cause the violation of, any applicable law or regulations
(including, without limitation, the Hart-Scott-Rodino Antitrust Improvements
Act of 1976 (the "HSR Act")) or any decree, order or injunction of any governmental agency, authority or court, whether temporary, preliminary or permanent. If the Closing shall be violative of any such laws or rules or any such decree, order or injunction, then such Notice shall be deemed rescinded and of no effect and Purchaser shall send a new Notice at such time as the Closing is not violative of such laws, rules, decrees, orders or injunctions. Notwithstanding the occurrence of such rescission, this Agreement shall remain in full force and effect.

      (c) At the Closing, Seller shall deliver to Purchaser all of the Shares to be purchased by delivery of a certificate or certificates evidencing such Shares so purchased by Purchaser duly endorsed or with executed blank stock power attached, in either event with signature guaranteed such that registered ownership of the Shares may be registered for transfer on the books of the Company and Purchaser will make payment to Seller of the aggregate Exercise Price for the Shares being purchased upon exercise of the Option by wire transfer of immediately available funds to an account designated by Seller in the amount equal to the Exercise Price multiplied by the number of Shares purchased pursuant to this Section 1.


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     1.3  Effectiveness.  This Agreement shall be of no force and effect, and shall be void ab initio, in the event that the Merger Agreement is not executed by all parties thereto by 9:00 a.m., Central time, on May 28, 1998.

     2. Agreement to Tender. Seller hereby agrees to validly tender pursuant to the Offer and not withdraw all Shares, except to the extent that the tender of Shares pursuant to the Offer would subject any profit realized on the transaction by Seller to recovery by the Company under Section 16(b) of the Exchange Act.

     3. Irrevocable Proxy. The Seller hereby irrevocably appoints Purchaser or any designee of Purchaser the lawful agent, attorney and proxy of such shareholder, during the term of this Agreement, to (a) vote the Shares in favor of the Merger; (b) vote the Shares against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (c) vote the Shares against any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that would impede, interfere with, delay, postpone or attempt to discourage the Merger or the Offer, including, but not limited to: (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company and its subsidiaries; (ii) a sale or transfer of a material amount of assets of the Company and its subsidiaries or a reorganization, recapitalization or liquidation of the Company and its subsidiaries; (iii) any change in the management or board of directors of the Company, except as otherwise agreed to in writing by Purchaser; (iv) any material change in the present capitalization or dividend policy of the Company; or (v) any other material change in the Company's corporate structure or business. Seller intends this proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by it with respect to the Shares.

     4.   Representations and Warranties.

     4.1 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

          (a) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

           (b) No Conflicts. Except for (i) filings under the HSR Act, if applicable, (ii) the applicable requirements of the Exchange Act and the Securities Act of 1933, as amended (the "Securities Act"), (iii) the applicable requirements of state securities, takeover or Blue Sky laws and
     (iv) such notifications, filings, authorizing actions, orders and



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     approvals as may be required under other laws, (A) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by Purchaser nor the consummation by Purchaser of the transactions contemplated hereby nor compliance by Purchaser with any of the provisions hereof shall (1) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws (or similar documents) of Purchaser, (2) result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Purchaser is a party or by which it or any of its properties or assets may be bound or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults which would not in the aggregate materially impair the ability of Purchaser to perform its obligations hereunder.

          (c) Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of New York and has all requisite corporate power and authority to execute and deliver this Agreement.

          (d) Investment Intent. Purchaser hereby represents that any securities it purchases pursuant to this Agreement are being purchased for its own account for purposes of investment and not with a view to, or for sale in connection with, any public distribution thereof. In addition, Purchaser acknowledges that the Shares which are subject to the Option have not been registered and will not be registered under the Securities Act of 1933, as amended, and may not be resold without registration under such Act or an exemption therefrom.

     4.2 Representations and Warranties of Seller. The Seller hereby represents and warrants to Purchaser as follows:

          (a) Ownership of Shares. The Seller is the registered owner of the Shares and the Shares are all of the Shares of the capital stock of the Company owned beneficially or of record by Seller. To the Seller's knowledge, the Shares are validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof. The Seller has good title to the Shares, free and clear of any agreements, liens, adverse claims or encumbrances whatsoever with respect to the ownership of or the right to vote the Shares.

          (b) Power; Binding Agreement. Seller has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Seller will not violate any other agreement to which Seller is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except that such


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      enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

           (c) No Conflicts. Except for (i) filings under the HSR Act, if applicable, (ii) the applicable requirements of the Exchange Act and the Securities Act, (iii) the applicable requirements of state securities, takeover or Blue Sky laws, (x) such notifications, filings, authorizing actions, orders and approvals as may be required under other laws, (A) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby nor compliance by Seller with any of the provisions hereof shall (1) conflict with or result in any breach of any provision of the certificate of incorporation, by-laws, trust or charitable instruments (or similar documents) of Seller, (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Seller is a party or by which he or any of his properties or assets may be bound or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of his properties or assets, except in the case of (2) or (3) for violations, breaches or defaults which would not in the aggregate materially impair the ability of Seller to perform his obligations hereunder.

      5. Certain Covenants of Seller. Seller hereby covenants and agrees as follows:

      5.1 No Solicitation. Seller shall not, directly or indirectly, solicit, encourage, participate in or initiate any inquiries or the making of any proposal by any person or entity (other than Purchaser or any affiliate of Purchaser) which constitutes, or may reasonably be expected to lead to, (a) any sale of the Shares or (b) any acquisition or purchase of a material portion of the Company's assets or any equity interest in, or any merger, consolidation or business combination with, the Company or any of its subsidiaries; provided, however, that the foregoing shall not apply to any directors of the Company in their capacity as such who are also employees, officers, representatives or agents of Seller, it being understood that the terms of the Merger Agreement set forth any and all limitations on solicitation applicable to such persons in their capacity as directors of the Company. If Seller receives an inquiry or proposal with respect to the sale of Shares, then Seller shall promptly inform Purchaser of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

      5.2 Restriction on Transfer, Proxies and Non-Interference. Seller hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares or (b) grant any proxies, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares or (c) take any


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action that would make any representation or warranty of Seller contained herein untrue or incorrect or have the effect of preventing or disabling Seller from performing his obligations under this Agreement.

     5.3 Legending of Certificates; Nominees Shares. The Seller agrees to submit to Purchaser contemporaneously with or promptly following execution of this Agreement all certificates representing the Shares so that Purchaser may note thereon a legend referring to the Option and proxy granted to it by this Agreement. If any of the Shares beneficially owned by the Seller are held of record by a brokerage firm in "street name" or in the name of any other nominee (a "Nominee," and, as to such Shares, "Nominee Shares"), the Seller agrees that, upon written notice by Purchaser requesting it, the Seller will within five days of the giving of such notice execute and deliver to Purchaser a limited power of attorney in such form as shall be reasonably satisfactory to Purchaser enabling Purchaser to require the Nominee to (i) grant to Purchaser an option and irrevocable proxy to the same effect as Sections 1 and 3 hereof with respect to the Nominee Shares held by such Nominee, (ii) tender such Nominee Shares in the Offer pursuant to Section 2 hereof and (iii) submit to Purchaser the certificates representing such Nominee Shares for notation of the above-referenced legend thereon.

     5.4 Stop Transfer Order. In furtherance of this Agreement, concurrently herewith, Seller shall and hereby does authorize the Company's counsel to notify the Company's transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of such shares), except that such order shall not apply to transfers to Purchaser or Acquisition.

     5.5 Other Actions. Until the termination of this Agreement, the Seller will at all times use its best efforts to prevent the Company from taking any action in violation of the Merger Agreement.


     6. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement, including, without limitation, to vest in Purchaser good title to any Shares purchased hereunder.

     7. Adjustments to Prevent Dilution, Etc. In the event of a stock dividend or distribution, or any change in the Company's Common Stock by reason of any stock dividend, split-up, recapitalization, combination or the exchange of shares, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged. In such event, the amount to be paid per share by Purchaser shall be proportionately adjusted.

     8.  Termination.  This Agreement shall terminate upon the Expiration Date.

     9. Obligation to Purchase Shares. In the event that pursuant to the Offer there is tendered a number of shares of Common Stock that together with the Shares tendered pursuant to this Agreement equals 50.1% or more of the voting power of the Company, and the conditions to the Offer as set forth in the Merger Agreement are otherwise satisfied, Purchaser


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will purchase all the Shares immediately upon the purchase of the other shares pursuant to the Offer.

     10.  Miscellaneous.

     10.1 Entire Agreement; Assignment. This Agreement (i) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise, provided that Purchaser may assign its rights and obligations hereunder to any direct or indirect wholly owned parent company or subsidiary of Purchaser, but no such assignment shall relieve Purchaser of its obligations hereunder if such assignee does not perform such obligations.

     10.2 Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

     10.3 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

                  If to the Seller:

                        R.R. Donnelley & Sons Company
                        77 W. Wacker Drive
                        Chicago, Illinois 60601
                        Attention: Monica M. Fohrman

                  If to Purchaser:  Bowne & Co., Inc.
                                    345 Hudson Street
                                    New York, New York 10014
                                    Attention: Robert M. Johnson

                          copy to:  Simpson Thacher & Bartlett
                                    425 Lexington Avenue
                                    New York, New York 10017
                                    Attention:  Alan G. Schwartz, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     10.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.



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     10.5 Cooperation as to Regulatory Matters.  If so requested by Purchaser, promptly after the date hereof, the Seller will use its best efforts to make any filings which are required under the HSR Act and applicable requirements and to seek all regulatory approvals required in connection with the transactions contemplated hereby. The parties shall furnish to each other such necessary information and reasonable assistance as may be requested in connection with the preparation of filings and submissions to any governmental agency, including, without limitation, filings under the provisions of the HSR Act.

     10.6 Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

     10.7 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which shall constitute one and the same Agreement.

     10.8 Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     10.9 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     10.9 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee in connection with the transactions contemplated hereby, except for Goldman, Sachs & Co., whose fees will be paid by Purchaser, and William Blair & Company, LLC, whose fees will be paid by the Company.



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     IN WITNESS WHEREOF, the Seller and Purchaser have caused this Agreement to be duly executed as of the day and year first above written.

                                           R.R. DONNELLEY & SONS COMPANY

                                           By:  /s/ Cheryl A. Francis
                                                -------------------------------
                                                 Name:  Cheryl A. Francis
                                                 Title: Executive Vice
                                                        President & Chief
                                                        Financial Officer


                                           BOWNE & CO., INC.

                                           By:  /s/ Robert M. Johnson
                                                -------------------------------
                                                 Name:   Robert M. Johnson
                                                 Title:  Chairman & Chief
                                                         Executive Officer